UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

Certified Shareholder Report of

Registered Management Investment Companies

Investment Company Act File Number: 811-23122

American Funds Emerging Markets Bond Fund

(Exact Name of Registrant as Specified in Charter)

6455 Irvine Center Drive

Irvine, California 92618

(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (213) 486-9200

Date of fiscal year end: December 31

Date of reporting period: December 31, 2016

Steven I. Koszalka

American Funds Emerging Markets Bond Fund

333 South Hope Street

Los Angeles, California 90071

(Name and Address of Agent for Service)

ITEM 1 – Reports to Stockholders

American Funds Emerging Markets Bond FundSM Annual report for the period ended December 31, 2016

American Funds Emerging Markets Bond Fund seeks to provide a high level of total return over the long term, of which current income is a large component.

This fund is one of more than 40 offered by one of the nation’s largest mutual fund families, American Funds, from Capital Group. For more than 85 years, Capital has invested with a long-term focus based on thorough research and attention to risk.

Fund results shown in this report, unless otherwise indicated, are for Class A shares at net asset value. If a sales charge (maximum 3.75%) had been deducted, the results would have been lower. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value. For current information and month-end results, visit americanfunds.com.

See page 3 for Class A share results with relevant sales charges deducted. For other share class results, visit americanfunds.com and americanfundsretirement.com.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The investment adviser is currently reimbursing a portion of miscellaneous expenses. The reimbursement will be in effect through at least March 1, 2018. The adviser may elect to extend, modify or terminate the reimbursement at that time. The investment result and net expense ratio shown reflect the reimbursement, without which the result would have been lower and the expenses higher. Refer to the fund’s most recent prospectus for details.

The fund’s 30-day yield for Class A shares as of January 31, 2017, reflecting the 3.75% maximum sales charge and calculated in accordance with the U.S. Securities and Exchange Commission formula, was 5.98% (5.98% without the reimbursement).

The return of principal for bond funds and for funds with significant underlying bond holdings is not guaranteed. Fund shares are subject to the same interest rate, inflation and credit risks associated with the underlying bond holdings. The use of derivatives involves a variety of risks, which may be different from, or greater than, the risks associated with investing in traditional cash securities, such as stocks and bonds. Lower rated bonds are subject to greater fluctuations in value and risk of loss of income and principal than higher rated bonds. Investing outside the United States involves additional risks, such as currency fluctuations, periods of illiquidity and price volatility, as more fully described in the prospectus. These risks may be heightened in connection with investments in developing countries. Refer to the fund prospectus and the Risk Factors section of this report for more information on these and other risks associated with investing in the fund.

Find compelling
opportunities in
emerging markets
bonds with a
flexible approach.

Contents

1	Letter to investors
3	The value of a $10,000 investment
4	Summary investment portfolio
7	Financial statements
26	Board of trustees and other officers

Fellow investors:

From its inception on April 22, 2016, through December 31, 2016, American Funds Emerging Markets Bond Fund generated a total return of 1.58%. Dividends were paid at each month-end between May and December, totaling 39 cents a share, including 2 cents in return of capital. Fund investors who reinvested their dividends earned an income return of 3.98%, or 3.80% excluding return of capital. For those taking their dividends in cash, the figure was 3.91%, or 3.74% excluding return of capital.

By way of comparison, the J.P. Morgan Emerging Markets Bond Index (EMBI) Global Diversified* recorded a return of 3.33% over the same period. This index measures broad returns across U.S. dollar-denominated emerging markets bonds.

Local currency-denominated bonds, as measured by the J.P. Morgan Government Bond Index-Emerging Markets (GBI-EM) Global Diversified*, fell 1.79% in U.S. dollar terms. A 50%-50% blend of this local currency index and the dollar bond market index gained 0.80% between April 22, 2016, and the end of the period.

Because of the fund portfolio’s greater emphasis on local currency bonds, a broad bond market selloff and widespread dollar appreciation in November dented returns significantly.

As a reminder, the fund’s flexible investment approach uses research to seek compelling opportunities among both dollar-denominated and local currency emerging markets bonds. Its objective is to provide a high level of total return over the long term, of which current income is a large component.

Market overview

Emerging markets bonds were caught up in the broader bond selloff of the final few months of 2016. Many markets recorded sizable losses as yields (which move inversely to bond prices) moved sharply higher in the weeks surrounding November’s U.S. presidential election.

That said, some markets rebounded in December as investors appeared to shrug off the U.S. Federal Reserve’s decision to raise the federal funds target rate by a quarter of a percentage point to a range of 0.50% to 0.75%.

*	This report, and any product, index or fund referred to herein, is not sponsored, endorsed or promoted in any way by J.P. Morgan or any of its affiliates who provide no warranties whatsoever, express or implied, and shall have no liability to any prospective investor, in connection with this report. J.P. Morgan disclaimer: http://www.jpmorgan.com/pages/jpmorgan/ib/girg.

American Funds Emerging Markets Bond Fund	1

Higher prices for energy and industrial commodities helped bonds in two of the larger emerging markets — Brazil and Russia — to rally for much of 2016. Having hit a 13-year low of $26 per barrel in February 2016, crude oil mostly traded in a range of $40 to $55 per barrel toward the end of the calendar year.

At a time when many currencies held steady or declined against the U.S. dollar, the currencies of these two commodity-exporting nations bucked the trend. The Brazilian real and Russian ruble each registered double-digit gains in 2016. Progress on reforms further lifted investor sentiment in Brazil; the Senate approved a 20-year cap on federal spending — a key reform championed by President Michel Temer.

Turkish bonds were particularly hard hit, with local bond yields reaching a record high in November 2016. A crackdown by the government following the coup attempt in July has clouded Turkey’s economic outlook. For 2016 overall, the Turkish lira depreciated 17% against the dollar.

In the new-issue market, Saudi Arabia completed the largest emerging markets bond offering on record, selling $17.5 billion of debt in October. The kingdom’s heavily oversubscribed debut dollar-denominated deal included 10-year bonds yielding 3.25%.

Inside the portfolio

As of December 31, 2016, 87.3% of the fund’s portfolio was invested in government bonds issued in U.S. dollars and local currencies. Of the 38 countries represented in the portfolio, Brazil, Mexico, Argentina, Russia, South Africa and Malaysia figured prominently. Investments in corporate bonds — including several issues from firms in the energy industry — accounted for 6.6% of the fund’s portfolio.

The fund’s portfolio managers have sought varied opportunities — cognizant that many emerging markets currencies are at low valuations (which may bolster the longer term return potential of certain local currency bonds).

Investments in Brazil increased, with managers significantly adding to holdings of local currency nominal government bonds. Economic growth there could disappoint, raising the possibility that the central bank could cut rates more aggressively than is widely anticipated. On the flipside, holdings in other key markets were reduced. In Mexico, deteriorating economic and fiscal conditions suggest that bonds and the peso could be persistently volatile.

Managers trimmed investments in Argentine dollar bonds, which notched double-digit gains in 2016. Despite some good progress, the reform agenda there is proceeding slower than expected. Also, significant new bond supply looms on the horizon — further diminishing the relative attractiveness of Argentine issues. Africa and the Middle East have become the portfolio’s largest regional exposure among dollar bonds, with Saudi Arabia a recent addition.

Looking ahead

We are mindful that investor confidence in 2017 may prove fragile in the face of higher U.S. interest rates. That said, the outlook for emerging markets bonds includes many positive factors. Reform efforts in a number of economies offer grounds for guarded optimism. Likewise, the recent uptick in growth, inflation and manufacturing activity in developed economies should be supportive of prices for energy and industrial commodities — major exports for some developing economies.

Even recent currency weakness may have a silver lining: Over time, floating exchange rates enable developing economies to adjust to changing external pressures. At present, a number of currencies have valuations that appear quite low. In the near term, however, Fed tightening (at a time when monetary policies in Europe and Japan remain broadly accommodative) could be accompanied by some degree of dollar strength.

The portfolio’s overall exposure to emerging markets currencies rose in recent months, with the Brazilian real among the notable increases. Variations in country fundamentals and policy responses are driving differences in bond valuations and spreads, as well as currencies.

As active managers with a broad investment scope, there are several ways we seek to add value for fund investors. For example, we’re able to manage the portfolio’s exposure to different countries and currencies. We are also able to favor bonds of particular maturities or emphasize inflation-linked or nominal bonds — should our research suggest the potential for attractive returns.

In our view, the universe of emerging markets bonds has become large enough, diverse enough and mature enough for an emerging markets bond fund to be an appropriate option for many investors. That being said, the asset class’s higher total return potential can entail greater volatility and a higher degree of risk than bonds from some developed markets.

Even so, for investors seeking to benefit from secular growth in emerging markets and willing to accept the extra degree of risk, bonds have tended to offer favorable yields and attractive risk-adjusted return characteristics relative to equities.

We are grateful you have chosen to invest in American Funds Emerging Markets Bond Fund and look forward to reporting to you again in six months’ time.

Cordially,

Robert H. Neithart
President

February 14, 2017

For current information about the fund, visit americanfunds.com.

2	American Funds Emerging Markets Bond Fund

The value of a $10,000 investment

How a $10,000 investment has fared for the period April 22, 2016, to December 31, 2016, with all distributions reinvested.

Fund results shown are for Class A shares and reflect deduction of the maximum sales charge of 3.75% on the $10,000 investment.1 Thus, the net amount invested was $9,625.

Past results are not predictive of results for future periods. The results shown are before taxes on fund distributions and sale of fund shares.

[1]	As outlined in the prospectus, the sales charge is reduced for accounts (and aggregated investments) of $100,000 or more and is eliminated for purchases of $1 million or more. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares.
[2]	Results of the Lipper Emerging Markets Hard Currency Debt Funds Average do not reflect any sales charges. Lipper averages reflect the current composition of all eligible mutual funds (all share classes) within a given category. Source: Thomson Reuters Lipper.
[3]	This report, and any product, index or fund referred to herein, is not sponsored, endorsed or promoted in any way by J.P. Morgan or any of its affiliates who provide no warranties whatsoever, express or implied, and shall have no liability to any prospective investor, in connection with this report. J.P. Morgan disclaimer: http://www.jpmorgan.com/pages/jpmorgan/ib/girg.
[4]	For the period April 22, 2016, commencement of operations, through April 30, 2016.

Total return based on a $1,000 investment (for the period ended December 31, 2016)*

Lifetime (since 4/22/16)

Class A shares	–2.24%

*Assumes reinvestment of all distributions and payment of the maximum 3.75% sales charge.

The fund’s gross expense ratio for Class A shares is 1.16%, and the net expense ratio is 1.08% as of the prospectus dated March 1, 2017 (unaudited).

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The investment adviser is currently reimbursing a portion of other expenses. This reimbursement will be in effect through at least March 1, 2018. After that time, the adviser may elect at its discretion to extend, modify or terminate the reimbursement. Investment results shown reflect the reimbursement, without which the results would have been lower. Refer to the fund’s most recent prospectus for details.

Although the fund has plans of distribution for Class A shares, fees for distribution services are not paid by the fund on amounts invested in the fund by the fund’s investment adviser. Because fees for distribution services were not charged on these assets, total returns were higher. See the “Plans of distribution” section of the prospectus for information on the distribution service fees permitted to be charged by the fund.

American Funds Emerging Markets Bond Fund	3

Summary investment portfolio December 31, 2016

Investment mix by security type	Percent of net assets

Portfolio quality summary*	Percent of net assets
U.S. Treasury and agency†	.29%
AA/Aa	.27
A/A	16.19
BBB/Baa	34.36
Below investment grade	36.08
Unrated	6.71
Short-term securities & other assets less liabilities	6.10

*	Bond ratings, which typically range from AAA/Aaa (highest) to D (lowest), are assigned by credit rating agencies such as Standard & Poor’s, Moody’s and/or Fitch as an indication of an issuer’s creditworthiness. In assigning a credit rating to a security, the fund looks specifically to the ratings assigned to the issuer of the security by Standard & Poor’s, Moody’s and/or Fitch. If agency ratings differ, the security will be considered to have received the highest of those ratings, consistent with the fund’s investment policies. Securities in the “unrated” category (above) have not been rated by a rating agency; however, the investment adviser performs its own credit analysis and assigns comparable ratings that are used for compliance with the fund’s investment policies. The ratings are not covered by the Report of Independent Registered Public Accounting Firm.
†	These securities are guaranteed by the full faith and credit of the U.S. government.

Bonds, notes & other debt instruments 93.90%	Principal amount (000)		Value (000)
Bonds & notes of governments & government agencies outside the U.S. 87.02%
Argentina (Central Bank of) 0% 2017	ARS	1,820	$113
Argentine Republic 6.875% 2021[1]		$900	961
Argentine Republic 6.875% 2021		500	534
Argentine Republic 7.50% 2026[1]		1,100	1,158
Argentine Republic 0% 2035		600	56
Argentine Republic 7.625% 2046[1]		1,000	1,002
Argentine Republic 15.50%–22.75% 2018–2026	ARS	18,605	1,177
Armenia (Republic of) 7.15% 2025[1]		900	949
Brazil (Federative Republic of) 0% 2020	BRL	9,500	2,015
Brazil (Federative Republic of) 6.00% 2023[2]		2,998	911
Brazil (Federative Republic of) 10.00% 2025		3,625	1,036
Brazil (Federative Republic of) 10.00% 2027		2,510	712
Brazil (Federative Republic of) 6.00% 2055[2]		2,248	716
Brazil (Federative Republic of) 0%–10.00% 2017–2023		4,190	1,208
Colombia (Republic of) 3.50%–7.50% 2021–2026[2]	COP	2,241,352	773
Dominican Republic 5.50% 2025		$830	804
Dominican Republic 6.875% 2026[1]		600	626
Dominican Republic 6.85%–7.50% 2021–2045[1,3]		250	258
Egypt (Arab Republic of) 5.875% 2025		600	547
Ethiopia (Federal Democratic Republic of) 6.625% 2024[1]		550	508
Ethiopia (Federal Democratic Republic of) 6.625% 2024		225	208
Ghana (Republic of) 24.75% 2021	GHS	2,295	631
Ghana (Republic of) 7.875% 2023		$650	643
Ghana (Republic of) 8.125% 2026[1,3]		500	495
Ghana (Republic of) 19.00%–24.00% 2017–2026	GHS	3,425	810
Hungary, Series A, 7.50% 2020	HUF	200,700	844
Hungary 5.375% 2024		$1,090	1,192
Hungary, Series B, 5.50% 2025	HUF	110,900	453
India (Republic of) 7.80% 2021	INR	122,800	1,893

4	American Funds Emerging Markets Bond Fund

	Principal amount (000)		Value (000)
India (Republic of) 8.60% 2028	INR	67,200	$1,113
Indonesia (Republic of), Series 69, 7.875% 2019	IDR	7,150,000	536
Indonesia (Republic of), Series 70, 8.375% 2024		9,549,000	727
Indonesia (Republic of), Series 72, 8.25% 2036		11,225,000	841
Indonesia (Republic of) 4.75%–4.88% 2021–2026[1]		$850	891
Kenya (Republic of) 6.875% 2024		1,225	1,162
Malaysia (Federation of), Series 0215, 3.795% 2022	MYR	7,400	1,624
Malaysia (Federation of), Series 0615, 4.786% 2035		6,180	1,394
Malaysia (Federation of) 4.25%–4.50% 2030–2035		1,985	421
Pakistan (Islamic Republic of) 5.50% 2021[1]		$700	712
Pakistan (Islamic Republic of) 8.25% 2025		850	933
Poland (Republic of), Series 0922, 5.75% 2022	PLN	3,460	939
Poland (Republic of), Series 0725, 3.25% 2025		3,810	894
Poland (Republic of), Series 0726, 2.50% 2026		3,450	750
Russian Federation 7.50% 2021	RUB	119,000	1,899
Russian Federation 7.00% 2023		178,200	2,752
South Africa (Republic of), Series R-2023, 7.75% 2023	ZAR	37,645	2,630
South Africa (Republic of), Series R-214, 6.50% 2041		19,300	1,001
South Africa (Republic of), Series R-2048, 8.75% 2048		7,600	506
Thailand (Kingdom of) 2.55% 2020	THB	38,100	1,086
Turkey (Republic of) 10.50% 2020	TRY	1,900	541
Turkey (Republic of) 4.875% 2026		$600	557
Turkey (Republic of) 8.00%–10.60% 2022–2026	TRY	5,025	1,276
United Mexican States, Series M, 6.50% 2021	MXN	22,000	1,036
United Mexican States 3.625% 2022		$1,040	1,045
United Mexican States 4.50% 2025[2]	MXN	13,361	724
United Mexican States, Series M, 5.75% 2026		39,000	1,672
United Mexican States 2.00%–10.00% 2022–2036[2]		4,213	388
United Mexican States 4.13%–4.60% 2026–2047		$725	675
Venezuela (Bolivarian Republic of) 7.00%–12.75% 2022–2038[3]		1,590	787
Zambia (Republic of) 5.375% 2022		$200	182
Zambia (Republic of) 8.50% 2024		700	688
Other securities			4,496
			60,111

Corporate bonds & notes 6.59%
Energy 5.16%
Petrobras Global Finance Co. 5.875% 2022		€100	112
Petrobras Global Finance Co. 4.38%–6.85% 2023–2115		$1,025	813
Petróleos Mexicanos 7.19% 2024	MXN	5,370	221
Petróleos Mexicanos 6.875% 2026		$600	635
Petróleos Mexicanos 5.38%–6.75% 2021–2047[1]		747	694
YPF SA 8.50% 2025		800	813
Other securities			274
			3,562

Other 1.43%
Other securities			990

Total corporate bonds & notes			4,552

U.S. Treasury bonds & notes 0.29%
U.S. Treasury 0.29%
Other securities			200

Total bonds, notes & other debt instruments (cost: $66,223,000)			64,863

Short-term securities 6.28%
Argentina (Central Bank of) 0% due 1/18/2017		610	38
Bank of Tokyo-Mitsubishi UFJ, Ltd. 0.63% due 1/6/2017		1,300	1,300
General Electric Co. 0.60% due 1/3/2017		1,500	1,500
John Deere Canada ULC 0.71% due 1/6/2017[1]		1,500	1,500

Total short-term securities (cost: $4,339,000)			4,338
Total investment securities 100.18% (cost: $70,562,000)			69,201
Other assets less liabilities (0.18)%			(125)

Net assets 100.00%			$69,076

American Funds Emerging Markets Bond Fund	5

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See page 28 for details on how to obtain a complete schedule of portfolio holdings.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio. “Other securities” also includes securities which were pledged as collateral. The total value of pledged collateral was $105,000, which represented .15% of the net assets of the fund.

Forward currency contracts

The fund has entered into forward currency contracts as shown in the following table. The average month-end notional amount of open forward currency contracts while held was $2,162,000.

					Unrealized
					appreciation
			Contract amount		(depreciation)
			Receive	Deliver	at 12/31/2016
	Settlement date	Counterparty	(000)	(000)	(000)
Purchases:
Mexican pesos	2/17/2017	Bank of America, N.A.	MXN1,997	$95	$1
Thai baht	1/26/2017	UBS AG	THB6,925	$194	(1)
					$—
Sales:
Brazilian reais	10/2/2017	Citibank	$81	BRL305	(6)
Euros	1/11/2017	Citibank	$112	€105	1
Ghanaian cedi	2/17/2017	Citibank	$271	GHS1,115	20
Indian rupees	1/20/2017	Bank of America, N.A.	$690	INR47,000	(1)
Israeli shekels	1/26/2017	HSBC Bank	$137	ILS530	(1)
South African rand	1/20/2017	Bank of America, N.A.	$403	ZAR5,500	4
					$17
Forward currency contracts — net					$17

Interest rate swaps

The fund has entered into interest rate swaps as shown in the following table. The average month-end notional amount of interest rate swaps while held was $1,687,000.

							Unrealized
							(depreciation)
							appreciation
Pay/receive			Fixed	Expiration	Notional		at 12/31/2016
fixed rate	Clearinghouse	Floating rate index	rate	date	(000)		(000)
Receive	CME	28-day MXN-TIIE	7.305%	11/9/2021	MXN	1,800	$(1)
Pay	LCH	3-month USD-LIBOR	1.992	11/14/2026		$1,600	48
							$47

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $10,218,000, which represented 14.79% of the net assets of the fund.
[2]	Index-linked bond whose principal amount moves with a government price index.
[3]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.

Key to abbreviations and symbol

ARS = Argentine pesos
BRL = Brazilian reais
CME = CME Group
COP = Colombian pesos
€ = Euros
GHS = Ghanaian cedi
HUF = Hungarian forints
IDR = Indonesian rupiah
ILS = Israeli shekels
INR = Indian rupees
LCH = LCH.Clearnet
LIBOR = London Interbank Offered Rate
MXN = Mexican pesos
MYR = Malaysian ringgits
PLN = Polish zloty
RUB = Russian rubles
THB = Thai baht
TIIE = Equilibrium Interbank Interest Rate
TRY = Turkish lira
ZAR = South African rand

See Notes to Financial Statements

6	American Funds Emerging Markets Bond Fund

Financial statements

Statement of assets and liabilities at December 31, 2016
(dollars in thousands)

Assets:
Investment securities, at value (cost: $70,562)			$69,201
Cash			331
Cash denominated in currencies other than U.S. dollars (cost: $15)			15
Unrealized appreciation on open forward currency contracts			26
Receivables for:
Sales of investments	$4
Sales of fund’s shares	601
Closed forward currency contracts	1
Interest	1,356
Other	4		1,966
			71,539
Liabilities:
Unrealized depreciation on open forward currency contracts			9
Payables for:
Purchases of investments	2,000
Repurchases of fund’s shares	52
Dividends on fund’s shares	259
Investment advisory services	31
Services provided by related parties	88
Trustees’ deferred compensation	—	*
Non-U.S. taxes	12
Variation margin	5
Other	7		2,454
Net assets at December 31, 2016			$69,076

Net assets consist of:
Capital paid in on shares of beneficial interest			$70,531
Distributions in excess of net investment income			(134)
Accumulated net realized loss			(6)
Net unrealized depreciation			(1,315)
Net assets at December 31, 2016			$69,076

(dollars and shares in thousands, except per-share amounts)

Shares of beneficial interest issued and outstanding (no stated par value) —

unlimited shares authorized (7,070 total shares outstanding)

		Shares	Net asset value
	Net assets	outstanding	per share
Class A	$57,872	5,924	$9.77
Class B	9	1	9.77
Class C	703	72	9.77
Class F-1	1,105	113	9.77
Class F-2	7,778	796	9.77
Class 529-A	688	70	9.77
Class 529-B	10	1	9.77
Class 529-C	172	18	9.77
Class 529-E	93	10	9.77
Class 529-F-1	105	11	9.77
Class R-1	74	8	9.77
Class R-2	298	31	9.77
Class R-2E	24	2	9.77
Class R-3	43	4	9.77
Class R-4	24	2	9.77
Class R-5E	24	2	9.77
Class R-5	24	2	9.77
Class R-6	30	3	9.77

*	Amount less than one thousand.

See Notes to Financial Statements

American Funds Emerging Markets Bond Fund	7

Statement of operations for the period April 22, 2016[1] to December 31, 2016
(dollars in thousands)

Investment income:
Income:
Interest (net of non-U.S. taxes of $24)		$2,526
Fees and expenses[2]:
Investment advisory services	$216
Distribution services	70
Transfer agent services	34
Administrative services	4
Reports to shareholders	7
Registration statement and prospectus	11
Trustees’ compensation	— [3]
Auditing and legal	31
Custodian	9
Other	— [3]
Total fees and expenses before reimbursement	382
Less miscellaneous fee reimbursement	28
Total fees and expenses after reimbursement		354
Net investment income		2,172

Net realized loss and unrealized depreciation:
Net realized (loss) gain on:
Investments (net of non-U.S. taxes of $24)	(23)
Forward currency contracts	(248)
Interest rate swaps	(2)
Credit default swaps	— [3]
Currency transactions	(11)	(284)
Net unrealized (depreciation) appreciation on:
Investments (net of non-U.S. taxes of $5)	(1,366)
Forward currency contracts	17
Interest rate swaps	47
Currency translations	(13)	(1,315)
Net realized loss and unrealized depreciation		(1,599)

Net increase in net assets resulting from operations		$573

Statement of changes in net assets
for the period April 22, 20161 to December 31, 2016

(dollars in thousands)

Operations:
Net investment income	$2,172
Net realized loss	(284)
Net unrealized depreciation	(1,315)
Net increase in net assets resulting from operations	573

Dividends paid or accrued and return of capital paid to shareholders:
Dividends from net investment income	(2,027)
Return of capital	(110)
Total dividends paid or accrued and return of capital paid to shareholders	(2,137)

Net capital share transactions	70,640

Total increase in net assets	69,076

Net assets:
Beginning of period	—
End of period (including distributions in excess of net investment income: $(134))	$69,076

[1]	Commencement of operations.
[2]	Additional information related to class-specific fees and expenses is included in the Notes to Financial Statements.
[3]	Amount less than one thousand.

See Notes to Financial Statements

8	American Funds Emerging Markets Bond Fund

Notes to financial statements

1. Organization

American Funds Emerging Markets Bond Fund (the “fund”) was organized on November 4, 2015, as a Delaware statutory trust. On March 4, 2016, the fund obtained its initial capitalization of $100,000 from the sale of 10,000 Class A shares of beneficial interest to Capital Research and Management Company (“CRMC”), the fund’s investment adviser. Operations commenced April 22, 2016, upon the initial purchase of investment securities. The fund’s fiscal year ends on December 31. The fund is registered under the Investment Company Act of 1940 (the “1940 Act”), as an open-end, nondiversified management investment company. The fund seeks to provide a high level of total return over the long term, of which current income is a large component.

The fund has 18 share classes consisting of five retail share classes (Classes A, B and C, as well as two F share classes, F-1 and F-2), five 529 college savings plan share classes (Classes 529-A, 529-B, 529-C, 529-E and 529-F-1) and eight retirement plan share classes (Classes R-1, R-2, R-2E, R-3, R-4, R-5E, R-5 and R-6). The 529 college savings plan share classes can be used to save for college education. The retirement plan share classes are generally offered only through eligible employer-sponsored retirement plans. The fund’s share classes are described further in the following table:

Share class	Initial sales charge	Contingent deferred sales charge upon redemption	Conversion feature
Classes A and 529-A	Up to 3.75%	None (except 1% for certain redemptions within one year of purchase without an initial sales charge)	None
Classes B and 529-B*	None	Declines from 5% to 0% for redemptions within six years of purchase	Classes B and 529-B convert to Classes A and 529-A, respectively, after eight years
Class C	None	1% for redemptions within one year of purchase	Class C converts to Class F-1 after 10 years
Class 529-C	None	1% for redemptions within one year of purchase	None
Class 529-E	None	None	None
Classes F-1, F-2 and 529-F-1	None	None	None
Classes R-1, R-2, R-2E, R-3, R-4, R-5E, R-5 and R-6	None	None	None

*	Class B and 529-B shares of the fund are not available for purchase.

On July 29, 2016, the fund made classes C, F-1, F-2, 529-A, 529-C, 529-E, 529-F-1, R-1, R-2, R-2E, R-3, R-4, R-5E, R-5 and R-6 available for sale. The fund made classes B and 529-B available only by exchange from an equivalent class of shares of another fund in the American Funds family.

Holders of all share classes have equal pro rata rights to the assets, dividends and liquidation proceeds of the fund. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses (“class-specific fees and expenses”), primarily due to different arrangements for distribution, transfer agent and administrative services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each share class.

2. Significant accounting policies

The fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board. The fund’s financial statements have been prepared to comply with U.S. generally accepted accounting principles (“U.S. GAAP”). These principles require the fund’s investment adviser to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. Subsequent events, if any, have been evaluated through the date of issuance in the preparation of the financial statements. The fund follows the significant accounting policies described in this section, as well as the valuation policies described in the next section on valuation.

Security transactions and related investment income — Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its

American Funds Emerging Markets Bond Fund	9

payment obligations. Interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Class allocations — Income, fees and expenses (other than class-specific fees and expenses) are allocated daily among the various share classes based on the relative value of their settled shares. Realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, transfer agent and administrative services, are charged directly to the respective share class.

Dividends and distributions to shareholders — Dividends to shareholders are declared daily after the determination of the fund’s net investment income and are paid to shareholders monthly. Distributions to shareholders are recorded on the ex-dividend date.

Currency translation — Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates supplied by one or more pricing vendors on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. The effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments in the fund’s statement of operations. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.

3. Valuation

Capital Research and Management Company (“CRMC”), the fund’s investment adviser, values the fund’s investments at fair value as defined by U.S. GAAP. The net asset value of each share class of the fund is generally determined as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open.

Methods and inputs — The fund’s investment adviser uses the following methods and inputs to establish the fair value of the fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Fixed-income securities, including short-term securities, are generally valued at prices obtained from one or more pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income security.

Fixed-income class	Examples of standard inputs
All	Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)
Corporate bonds & notes; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities
Mortgage-backed; asset-backed obligations	Standard inputs and cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information
Municipal securities	Standard inputs and, for certain distressed securities, cash flows or liquidation values using a net present value calculation based on inputs that include, but are not limited to, financial statements and debt contracts

When the fund’s investment adviser deems it appropriate to do so (such as when vendor prices are unavailable or deemed to be not representative), fixed-income securities will be valued in good faith at the mean quoted bid and ask prices that are reasonably and timely available (or bid prices, if ask prices are not available) or at prices for securities of comparable maturity, quality and type.

Forward currency contracts are valued at the mean of representative quoted bid and ask prices, generally based on prices supplied by one or more pricing vendors. Interest rate swaps and credit default swaps are generally valued by pricing vendors based on market inputs that include the index and term of index, reset frequency, payer/receiver, currency and pay frequency.

10	American Funds Emerging Markets Bond Fund

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the fund’s investment adviser are fair valued as determined in good faith under fair valuation guidelines adopted by authority of the fund’s board of trustees as further described. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. In addition, the closing prices of equity securities that trade in markets outside U.S. time zones may be adjusted to reflect significant events that occur after the close of local trading but before the net asset value of each share class of the fund is determined. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Processes and structure — The fund’s board of trustees has delegated authority to the fund’s investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Fair Valuation Committee”) to administer, implement and oversee the fair valuation process, and to make fair value decisions. The Fair Valuation Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation teams. The Fair Valuation Committee reviews changes in fair value measurements from period to period and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. The Fair Valuation Committee reports any changes to the fair valuation guidelines to the board of trustees with supplemental information to support the changes. The fund’s board and audit committee also regularly review reports that describe fair value determinations and methods.

The fund’s investment adviser has also established a Fixed-Income Pricing Review Group to administer and oversee the fixed-income valuation process, including the use of fixed-income pricing vendors. This group regularly reviews pricing vendor information and market data. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews, including an annual control self-evaluation program facilitated by the investment adviser’s compliance group.

Classifications — The fund’s investment adviser classifies the fund’s assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. At December 31, 2016, all of the fund’s investments were classified as Level 2.

4. Risk factors

Investing in the fund may involve certain risks including, but not limited to, those described below.

Market conditions — The prices of, and the income generated by, the securities held by the fund may decline — sometimes rapidly or unpredictably — due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental or governmental agency responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations.

Issuer risks — The prices of, and the income generated by, securities held by the fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing in debt instruments — The prices of, and the income generated by, bonds and other debt securities held by the fund may be affected by changing interest rates and by changes in the effective maturities and credit ratings of these securities.

Rising interest rates will generally cause the prices of bonds and other debt securities to fall. Falling interest rates may cause an issuer to redeem, call or refinance a debt security before its stated maturity, which may result in the fund having to reinvest the proceeds in lower

American Funds Emerging Markets Bond Fund	11

yielding securities. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities.

Bonds and other debt securities are also subject to credit risk, which is the possibility that the credit strength of an issuer will weaken and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. Lower quality debt securities generally have higher rates of interest and may be subject to greater price fluctuations than higher quality debt securities. Credit risk is gauged, in part, by the credit ratings of the debt securities in which the fund invests. However, ratings are only the opinions of the rating agencies issuing them and are not guarantees as to credit quality or an evaluation of market risk. The fund’s investment adviser relies on its own credit analysts to research issuers and issues in seeking to mitigate various credit and default risks.

Investing in lower rated debt instruments — Lower rated bonds and other lower rated debt securities generally have higher rates of interest and involve greater risk of default or price declines due to changes in the issuer’s creditworthiness than those of higher quality debt securities. The market prices of these securities may fluctuate more than the prices of higher quality debt securities and may decline significantly in periods of general economic difficulty. These risks may be increased with respect to investments in junk bonds.

Investing in future delivery contracts — The fund may enter into contracts, such as to-be-announced contracts and mortgage dollar rolls, that involve the fund selling mortgage-related securities and simultaneously contracting to repurchase similar securities for delivery at a future date at a predetermined price. This can increase the fund’s market exposure, and the market price of the securities that the fund contracts to repurchase could drop below their purchase price. While the fund can preserve and generate capital through the use of such contracts by, for example, realizing the difference between the sale price and the future purchase price, the income generated by the fund may be reduced by engaging in such transactions. In addition, these transactions may increase the turnover rate of the fund.

Investing in derivatives — The use of derivatives involves a variety of risks, which may be different from, or greater than, the risks associated with investing in traditional cash securities, such as stocks and bonds. Changes in the value of a derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and a derivative instrument may expose the fund to losses in excess of its initial investment. Derivatives may be difficult for the fund to buy or sell at an opportune time or price and may be difficult to terminate or otherwise offset. The fund’s use of derivatives may result in losses to the fund, and investing in derivatives may reduce the fund’s returns and increase the fund’s price volatility. The fund’s counterparty to a derivative transaction (including, if applicable, the fund’s clearing broker, the derivatives exchange or the clearinghouse) may be unable or unwilling to honor its financial obligations in respect of the transaction.

Liquidity risk — Certain fund holdings may be deemed to be less liquid or illiquid because they cannot be readily sold without significantly impacting the value of the holdings. Liquidity risk may result from the lack of an active market for a holding, legal or contractual restrictions on resale, or the reduced number and capacity of market participants to make a market in such holding. Market prices for less liquid or illiquid holdings may be volatile, and reduced liquidity may have an adverse impact on the market price of such holdings. Additionally, the sale of less liquid or illiquid holdings may involve substantial delays (including delays in settlement) and additional costs and the fund may be unable to sell such holdings when necessary to meet its liquidity needs.

Investing outside the U.S. — Securities of issuers domiciled outside the U.S., or with significant operations or revenues outside the U.S., may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers operate or generate revenue. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as the imposition of price controls or punitive taxes, that could adversely impact the value of these securities. Securities markets in certain countries may be more volatile and/or less liquid than those in the U.S. Investments outside the U.S. may also be subject to different accounting practices and different regulatory, legal and reporting standards and practices, and may be more difficult to value, than those in the U.S. In addition, the value of investments outside the U.S. may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the fund. The risks of investing outside the U.S. may be heightened in connection with investments in emerging markets.

Investing in emerging markets — Investing in emerging markets may involve risks in addition to and greater than those generally associated with investing in the securities markets of developed countries. For instance, developing countries may have less developed legal and accounting systems than those in developed countries. The governments of these countries may be less stable and more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or impose punitive taxes that could adversely affect the prices of securities. In addition, the economies of these countries may be dependent on relatively few industries that are more susceptible to local and global changes. Securities markets in these countries can also be relatively small and have substantially lower trading volumes. As a result, securities issued in these

12	American Funds Emerging Markets Bond Fund

countries may be more volatile and less liquid, and may be more difficult to value, than securities issued in countries with more developed economies and/or markets. Less certainty with respect to security valuations may lead to additional challenges and risks in calculating the fund’s net asset value. Additionally, there may be increased settlement risks for transactions in local securities.

Currency — The prices of, and the income generated by, many debt securities held by the fund may also be affected by changes in relative currency values. If the U.S. dollar appreciates against foreign currencies, the value in U.S. dollars of the fund’s securities denominated in such currencies would generally fall and vice versa. U.S. dollar-denominated securities of foreign issuers may also be affected by changes in relative currency values.

Nondiversification risk — As a nondiversified fund, the fund has the ability to invest a larger percentage of its assets in the securities of a smaller number of issuers than a diversified fund. Poor performance by a single large holding could adversely impact the fund’s investment results more than if the fund were invested in a larger number of issuers.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses employed by the investment adviser in this process may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

5. Certain investment techniques

Index-linked bonds — The fund has invested in index-linked bonds, which are fixed-income securities whose principal value is periodically adjusted to a government price index. Over the life of an index-linked bond, interest is paid on the adjusted principal value. Increases or decreases in the principal value of index-linked bonds are recorded as interest income in the fund’s statement of operations.

Forward currency contracts — The fund has entered into forward currency contracts, which represent agreements to exchange currencies on specific future dates at predetermined rates. The fund’s investment adviser uses forward currency contracts to manage the fund’s exposure to changes in exchange rates. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from possible movements in exchange rates.

On a daily basis, the fund’s investment adviser values forward currency contracts and records unrealized appreciation or depreciation for open forward currency contracts in the fund’s statement of assets and liabilities. Realized gains or losses are recorded at the time the forward currency contract is closed or offset by another contract with the same broker for the same settlement date and currency.

Closed forward currency contracts that have not reached their settlement date are included in the respective receivables or payables for closed forward currency contracts in the fund’s statement of assets and liabilities. Net realized gains or losses from closed forward currency contracts and net unrealized appreciation or depreciation from open forward currency contracts are recorded in the fund’s statement of operations.

Interest rate swaps — The fund has entered into interest rate swap contracts, which are agreements to exchange one stream of future interest payments for another based on a specified notional amount. Typically, interest rate swaps exchange a fixed interest rate for a payment that floats relative to a benchmark or vice versa. The fund’s investment adviser uses interest rate swaps to seek to manage the interest rate sensitivity of the fund by increasing or decreasing the duration of the fund or a portion of the fund’s portfolio. Risks may arise as a result of the fund’s investment adviser incorrectly anticipating changes in interest rates, increased volatility, reduced liquidity and the potential inability of counterparties to meet the terms of their agreements.

Upon entering into an interest rate swap contract, the fund is required to deposit cash, U.S. government securities or other liquid securities, which is known as “initial margin.” Generally, the initial margin required for a particular interest rate swap is set and held as collateral by the clearinghouse on which the contract is cleared. The amount of initial margin required may be significantly modified from time to time by the clearinghouse during the term of the contract.

On a daily basis, the fund’s investment adviser records daily interest accruals related to the exchange of future payments as a receivable and payable in the fund’s statement of assets and liabilities. The fund also pays or receives a “variation margin” based on the increase or decrease in the value of the interest rate swaps, including accrued interest, and records variation margin on interest rate swaps in the statement of assets and liabilities. The fund records realized gains and losses on both the net accrued interest and any gain or loss recognized at the time the interest rate swap is closed or expires. Net realized gains or losses, as well as any net unrealized appreciation or depreciation, from interest rate swaps are recorded in the fund’s statement of operations.

American Funds Emerging Markets Bond Fund	13

Credit default swap indices — The fund has entered into centrally cleared credit default swap agreements on credit indices (“CDSI”) that involve one party (the protection buyer) making a stream of payments to another party (the protection seller) in exchange for the right to receive a specified return upon the occurrence of a credit event, such as a default or restructuring, with respect to any of the underlying issuers (reference obligations) in the referenced index. The fund’s investment adviser uses credit default swaps to assume exposure to a diversified portfolio of credits or to hedge against existing credit risks.

CDSI are portfolios of credit instruments or exposures designed to be representative of some part of the credit market, such as the high-yield or investment-grade credit market. CDSI are generally traded using standardized terms, including a fixed spread and standard maturity dates, and reference all the names in the index. If there is a credit event, it is settled based on that name’s weight in the index. The composition of the underlying issuers or obligations within a particular index may change periodically, usually every six months. A specified credit event may affect all or individual underlying reference obligations included in the index, and will be settled based upon the relative weighting of the affected obligation(s) within the index. The value of each CDSI can be used as a measure of the current payment/performance risk of the CDSI and represents the likelihood of an expected liability or profit should the notional amount of the CDSI be closed or sold as of the period end. An increasing value, as compared to the notional amount of the CDSI, represents a deterioration of the referenced indices’ credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement. When the fund provides sell protection, its maximum exposure is the notional amount of the credit default swap agreement.

Upon entering into a centrally cleared CDSI contract, the fund is required to deposit with a derivatives clearing member (“DCM”) in a segregated account in the name of the DCM an amount of cash, U.S. government securities or other liquid securities, which is known as “initial margin.” Generally, the initial margin required for a particular credit default swap is set and held as collateral by the clearinghouse on which the contract is cleared. The amount of initial margin required may be significantly modified from time to time by the clearinghouse during the term of the contract. Securities deposited as initial margin are designated on the investment portfolio.

On a daily basis, interest accruals related to the exchange of future payments are recorded as a receivable and payable in the fund’s statement of assets and liabilities. The fund also pays or receives a “variation margin” based on the increase or decrease in the value of the CDSI, and records variation margin in the statement of assets and liabilities. The fund records realized gains and losses on both the net accrued interest and any gain or loss recognized at the time the swap is closed or expires. Net realized gains or losses, as well as any net unrealized appreciation or depreciation, from credit default swaps are recorded in the fund’s statement of operations. As of December 31, 2016, the fund did not have any open credit default swaps. The average month-end notional amount of open credit default swaps while held was $50,000.

The following tables present the financial statement impacts resulting from the fund’s use of forward currency contracts, interest rate swaps and credit default swaps as of, or for the period ended, December 31, 2016 (dollars in thousands):

		Assets		Liabilities
		Location on statement of		Location on statement of
Contract	Risk type	assets and liabilities	Value	assets and liabilities	Value
Forward currency	Currency	Unrealized appreciation on open forward currency contracts	$26	Unrealized depreciation on open forward currency contracts	$9
Forward currency	Currency	Receivables for closed forward currency contracts	1	Payables for closed forward currency contracts	—
Interest rate swaps	Interest	Net unrealized appreciation*	48	Net unrealized depreciation*	1
			$75		$10

		Net realized (loss) gain		Net unrealized appreciation
		Location on statement of		Location on statement of
Contract	Risk type	operations	Value	operations	Value
Forward currency	Currency	Net realized loss on forward currency contracts	$(248)	Net unrealized appreciation on forward currency contracts	$17
Interest rate swaps	Interest	Net realized loss on interest rate swaps	(2)	Net unrealized appreciation on interest rate swaps	47
Credit default swaps	Credit	Net realized gain on credit default swaps	— †	Net unrealized appreciation on credit default swaps	—
			$(250)		$64

*	Includes cumulative appreciation/depreciation on interest rate swaps as reported in the applicable table following the fund’s investment portfolio. Only current day’s variation margin is reported within the statement of assets and liabilities.
†	Amount less than one thousand.

14	American Funds Emerging Markets Bond Fund

Collateral — The fund participates in a collateral program due to its use of forward currency contracts, interest rate swaps and credit default swaps. For forward currency contracts, the program calls for the fund to either receive or pledge collateral based on the net gain or loss on unsettled forward currency contracts by counterparty. For interest rate swaps and credit default swaps, the program calls for the fund to pledge collateral for initial and variation margin by contract. The purpose of the collateral is to cover potential losses that could occur in the event that either party cannot meet its contractual obligations.

Rights of offset — The fund has entered into enforceable master netting agreements with certain counterparties for forward currency contracts, where on any date amounts payable by each party to the other (in the same currency with respect to the same transaction) may be closed or offset by each party’s payment obligation. If an early termination date occurs under these agreements following an event of default or termination event, all obligations of each party to its counterparty are settled net through a single payment in a single currency (“close-out netting”). For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to these master netting arrangements in the statement of assets and liabilities.

The following table presents the fund’s forward currency contracts by counterparty that are subject to master netting agreements but that are not offset in the fund’s statement of assets and liabilities. The net amount column shows the impact of offsetting on the fund’s statement of assets and liabilities as of December 31, 2016, if close-out netting was exercised (dollars in thousands):

	Gross amounts recognized in the	Gross amounts not offset in the statement of assets and liabilities and subject to a master netting agreement
Counterparty	statement of assets and liabilities	Available to offset	Non-cash collateral*	Cash collateral	Net amount
Assets:
Bank of America, N.A.	$5	$(1)	$—	$—	$4
Citibank	22	(6)	—	—	16
Total	$27	$(7)	$—	$—	$20
Liabilities:
Bank of America, N.A.	$1	$(1)	$—	$—	$—
Citibank	6	(6)	—	—	—
HSBC Bank	1	—	—	—	1
UBS AG	1	—	—	—	1
Total	$9	$(7)	$—	$—	$2

*	Non-cash collateral is shown on a settlement basis.

6. Taxation and distributions

Federal income taxation — The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the period ended December 31, 2016, the fund did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the fund did not incur any interest or penalties.

The fund is not subject to examination by U.S. federal or state tax authorities for tax years before 2016, the year the fund commenced operations.

Non-U.S. taxation — Interest income is recorded net of non-U.S. taxes paid. The fund may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. These reclaims are recorded when the amount is known and there are no significant uncertainties on collectability. Gains realized by the fund on the sale of securities in certain countries are subject to non-U.S. taxes. The fund records an estimated deferred tax liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities.

Distributions — Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as currency gains and losses; short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase and non-U.S. taxes on capital gains. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes.

American Funds Emerging Markets Bond Fund	15

During the year ended December 31, 2016, the fund reclassified $278,000 from distributions in excess of net investment income to accumulated net realized loss and $1,000 from distributions in excess of net investment income to capital paid in on shares of beneficial interest to align financial reporting with tax reporting.

As of December 31, 2016, the tax basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investment securities were as follows (dollars in thousands):

Undistributed ordinary income	$259
Gross unrealized appreciation on investment securities	1,590
Gross unrealized depreciation on investment securities	(2,956)
Net unrealized depreciation on investment securities	(1,366)
Cost of investment securities	70,567

For the period ended December 31, 2016, the fund’s distributions exceeded total taxable income and net realized gains or losses resulting in a return of capital for tax purposes. Tax-basis distributions paid or accrued to shareholders were as follows (dollars in thousands):

	For the period April 22, 2016[1] to December 31, 2016
					Total
					dividends
					paid
					or accrued
	Ordinary		Return of		and return
Share class	income		capital		of capital
Class A	$1,962		$97		$2,059
Class B2	—	[3]	—	[3]	—	[3]
Class C2	5		1		6
Class F-1[2]	6		1		7
Class F-2[2]	32		9		41
Class 529-A2	7		1		8
Class 529-B2	—	[3]	—	[3]	—	[3]
Class 529-C2	1		—	[3]	1
Class 529-E2	1		—	[3]	1
Class 529-F-1[2]	1		—	[3]	1
Class R-1[2]	1		—	[3]	1
Class R-2[2]	5		1		6
Class R-2E2	1		—	[3]	1
Class R-3[2]	1		—	[3]	1
Class R-4[2]	1		—	[3]	1
Class R-5E2	1		—	[3]	1
Class R-5[2]	1		—	[3]	1
Class R-6[2]	1		—	[3]	1
Total	$2,027		$110		$2,137

[1]	Commencement of operations.
[2]	This share class was offered beginning July 29, 2016.
[3]	Amount less than one thousand.

7. Fees and transactions with related parties

CRMC, the fund’s investment adviser, is the parent company of American Funds Distributors,® Inc. (“AFD”), the principal underwriter of the fund’s shares, and American Funds Service Company® (“AFS”), the fund’s transfer agent. CRMC, AFD and AFS are considered related parties to the fund.

Investment advisory services — The fund has an investment advisory and service agreement with CRMC that provides for monthly fees accrued daily. These fees are based on an annual rate of 0.570% of daily net assets. For the period ended December 31, 2016, the investment advisory services fee was $216,000.

16	American Funds Emerging Markets Bond Fund

Miscellaneous fee reimbursements — CRMC has agreed to reimburse a portion of miscellaneous fees and expenses of the fund during its startup period. This reimbursement may be adjusted or discontinued by CRMC, subject to any restrictions in the fund’s prospectus. For the period ended December 31, 2016, total fees and expenses reimbursed by CRMC were $28,000. Fees and expenses in the statement of operations are presented gross of any reimbursements from CRMC.

Class-specific fees and expenses — Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are further described below:

Distribution services — The fund has plans of distribution for all share classes, except Class F-2, R-5E, R-5 and R-6 shares. Under the plans, the board of trustees approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.30% to 1.00% as noted in this section. In some cases, the board of trustees has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes with a plan may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD to provide certain shareholder services. The remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.

For Class A and 529-A shares, distribution-related expenses include the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. These share classes reimburse AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limit of 0.30% is not exceeded. As of December 31, 2016, unreimbursed expenses subject to reimbursement totaled less than $1,000 for Class 529-A shares. There were no unreimbursed expenses subject to reimbursement for Class A shares.

Share class	Currently approved limits	Plan limits
Class A	0.30%	0.30%
Class 529-A	0.30	0.50
Classes B and 529-B	1.00	1.00
Classes C, 529-C and R-1	1.00	1.00
Class R-2	0.75	1.00
Class R-2E	0.60	0.85
Classes 529-E and R-3	0.50	0.75
Classes F-1, 529-F-1 and R-4	0.25	0.50

Transfer agent services — The fund has a shareholder services agreement with AFS under which the fund compensates AFS for providing transfer agent services to each of the fund’s share classes. These services include recordkeeping, shareholder communications and transaction processing. In addition, the fund reimburses AFS for amounts paid to third parties for performing transfer agent services on behalf of fund shareholders.

Administrative services — The fund has an administrative services agreement with CRMC under which the fund compensates CRMC for providing administrative services to Class A, C, F, 529 and R shares. These services include, but are not limited to, coordinating, monitoring, assisting and overseeing third parties that provide services to fund shareholders. Under the agreement, Class A shares pay an annual fee of 0.01% and Class C, F, 529 and R shares pay an annual fee of 0.05% of their respective average daily net assets.

529 plan services — Each 529 share class is subject to service fees to compensate the Virginia College Savings Plan (“Virginia529”) for its oversight and administration of the 529 college savings plan. From April 22, 2016, to June 30, 2016, the quarterly fee was based on a series of decreasing annual rates beginning with 0.10% on the first $30 billion of the net assets invested in Class 529 shares of the American Funds and decreasing to 0.05% on such assets in excess of $70 billion. Effective July 1, 2016, the quarterly fee was amended to annual rates of 0.10% on the first $20 billion of the net assets invested in the Class 529 shares of the American Funds, 0.05% on such assets between $20 billion and $100 billion, and 0.03% on such assets over $100 billion. The fee for any given calendar quarter is accrued and calculated on the basis of the average net assets of Class 529 shares of the American Funds for the last month of the prior calendar quarter. The fee is included in other expenses in the fund’s statement of operations. Virginia529 is not considered a related party to the fund.

American Funds Emerging Markets Bond Fund	17

For the period April 22, 2016, to December 31, 2016, class-specific expenses under the agreements were as follows (dollars in thousands):

	Distribution		Transfer agent		Administrative		529 plan
Share class	services		services		services		services
Class A	$68		$32		$4		Not applicable
Class B*	—		—	†	Not applicable		Not applicable
Class C*	1		—	†	—	†	Not applicable
Class F-1*	—	†	—	†	—	†	Not applicable
Class F-2*	Not applicable		2		—	†	Not applicable
Class 529-A*	—	†	—	†	—	†	$—	†
Class 529-B*	—		—	†	—	†	—	†
Class 529-C*	—	†	—	†	—	†	—	†
Class 529-E*	—	†	—	†	—	†	—	†
Class 529-F-1*	—		—	†	—	†	—	†
Class R-1*	—	†	—	†	—	†	Not applicable
Class R-2*	1		—	†	—	†	Not applicable
Class R-2E*	—		—	†	—	†	Not applicable
Class R-3*	—	†	—	†	—	†	Not applicable
Class R-4*	—		—	†	—	†	Not applicable
Class R-5E*	Not applicable		—	†	—	†	Not applicable
Class R-5*	Not applicable		—	†	—	†	Not applicable
Class R-6*	Not applicable		—	†	—	†	Not applicable
Total class-specific expenses	$70		$34		$4		$—	†

*	This share class was offered beginning July 29, 2016.
†	Amount less than one thousand.

Trustees’ deferred compensation — Trustees who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Trustees’ compensation in the fund’s statement of operations reflects the current fees (either paid in cash or deferred) and the net increase or decrease in the value of the deferred amounts.

Affiliated officers and trustees — Officers and certain trustees of the fund are or may be considered to be affiliated with CRMC, AFD and AFS. No affiliated officers or trustees received any compensation directly from the fund.

Security transactions with related funds — The fund may purchase from, or sell securities to, other CRMC-managed funds (or funds managed by certain affiliates of CRMC) under procedures adopted by the fund’s board of trustees. The funds involved in such transactions are considered related by virtue of having a common investment adviser (or affiliated investment advisers), common trustees and/or common officers. When such transactions occur, each transaction is executed at the current market price of the security and no brokerage commissions or fees are paid in accordance with Rule 17a-7 of the 1940 Act.

18	American Funds Emerging Markets Bond Fund

8. Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

			Reinvestments of
	Sales[1]		dividends				Repurchases[1]		Net increase
Share class	Amount	Shares	Amount		Shares		Amount	Shares	Amount	Shares

For the period April 22, 2016[2] to December 31, 2016

Class A	$60,467	6,040	$110		11		$(1,282)	(127)	$59,295	5,924
Class B3	10	1	—		—		—	—	10	1
Class C3	761	76	5		1		(46)	(5)	720	72
Class F-1[3]	1,517	153	7		1		(393)	(41)	1,131	113
Class F-2[3]	7,889	804	40		4		(117)	(12)	7,812	796
Class 529-A3	710	69	9		1		(3)	— [4]	716	70
Class 529-B3	10	1	—	[4]	—	[4]	—	—	10	1
Class 529-C3	175	18	2		—	[4]	—	—	177	18
Class 529-E3	97	10	2		—	[4]	—	—	99	10
Class 529-F-1[3]	106	11	1		—	[4]	—	—	107	11
Class R-1[3]	75	8	—	[4]	—	[4]	—	—	75	8
Class R-2[3]	308	31	4		—	[4]	—	—	312	31
Class R-2E3	25	2	—		—		—	—	25	2
Class R-3[3]	45	4	—	[4]	—	[4]	—	—	45	4
Class R-4[3]	25	2	—		—		—	—	25	2
Class R-5E3	25	2	—		—		—	—	25	2
Class R-5[3]	25	2	—		—		—	—	25	2
Class R-6[3]	31	3	—	[4]	—	[4]	— [4]	— [4]	31	3
Total net increase (decrease)	$72,301	7,237	$180		18		$(1,841)	(185)	$70,640	7,070

[1]	Includes exchanges between share classes of the fund.
[2]	Commencement of operations.
[3]	This share class was offered beginning July 29, 2016.
[4]	Amount less than one thousand.

9. Investment transactions and other disclosures

The fund made purchases and sales of investment securities, excluding short-term securities and U.S. government obligations, if any, of $87,992,000 and $22,564,000, respectively, during the period April 22, 2016, to December 31, 2016.

CRMC has agreed to bear all offering and organizational expenses of the fund. The offering costs include state and SEC registration fees. Organizational costs include administrative and legal fees. The total amount of offering and organizational expenses borne by CRMC was $251,000. These expenses are not included in the fund’s statement of operations.

10. Ownership concentration

At December 31, 2016, CRMC held 71% of the fund’s outstanding shares. The ownership represents the seed money invested in the fund when it began operations on April 22, 2016.

American Funds Emerging Markets Bond Fund	19

Financial highlights

		Income (loss) from investment operations[1]			Dividends and return of capital
Period ended	Net asset value, beginning of period	Net investment income	Net losses on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Return of capital	Total dividends and return of capital	Net asset value, end of period	Total return[2,3]	Net assets, end of period (in thousands)	Ratio of expenses to average net assets before reimburse- ments		Ratio of expenses to average net assets after reimburse- ments[3]		Ratio of net income to average net assets[3]
Class A:
12/31/2016[4,5]	$10.00	$.40	$(.24)	$.16	$(.37)	$(.02)	$(.39)	$9.77	1.58%[6,7]	$57,872	1.00%[7,8]		.93%[7,8]		5.74%[7,8]
Class B:
12/31/2016[4,9]	10.19	.25	(.42)	(.17)	(.24)	(.01)	(.25)	9.77	(1.72)[6,7]	9	.35	[6,7]	.31	[6,7]	2.50	[6,7]
Class C:
12/31/2016[4,9]	10.19	.22	(.43)	(.21)	(.20)	(.01)	(.21)	9.77	(2.09)[6]	703	.80	[6]	.73	[6]	2.26	[6]
Class F-1:
12/31/2016[4,9]	10.19	.25	(.44)	(.19)	(.22)	(.01)	(.23)	9.77	(1.86)[6]	1,105	.55	[6]	.46	[6]	2.54	[6]
Class F-2:
12/31/2016[4,9]	10.19	.25	(.43)	(.18)	(.23)	(.01)	(.24)	9.77	(1.81)[6]	7,778	.58	[6]	.42	[6]	2.54	[6]
Class 529-A:
12/31/2016[4,9]	10.19	.25	(.44)	(.19)	(.22)	(.01)	(.23)	9.77	(1.88)[6]	688	.56	[6]	.49	[6]	2.52	[6]
Class 529-B:
12/31/2016[4,9]	10.19	.24	(.42)	(.18)	(.23)	(.01)	(.24)	9.77	(1.80)[6,7]	10	.44	[6,7]	.40	[6,7]	2.42	[6,7]

20	American Funds Emerging Markets Bond Fund

		Income (loss) from investment operations[1]			Dividends and return of capital
Period ended	Net asset value, beginning of period	Net investment income	Net losses on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Return of capital	Total dividends and return of capital	Net asset value, end of period	Total return[2,3]	Net assets, end of period (in thousands)	Ratio of expenses to average net assets before reimburse- ments		Ratio of expenses to average net assets after reimburse- ments[3]		Ratio of net income to average net assets[3]
Class 529-C:
12/31/2016[4,9]	$10.19	$.23	$(.43)	$(.20)	$(.21)	$(.01)	$(.22)	$9.77	(1.99)%[6,7]	$172	.72%[6,7]		.64%[6,7]		2.31	[6,7]
Class 529-E:
12/31/2016[4,9]	10.19	.24	(.43)	(.19)	(.22)	(.01)	(.23)	9.77	(1.89)[6,7]	93	.55	[6,7]	.49	[6,7]	2.40	[6,7]
Class 529-F-1:
12/31/2016[4,9]	10.19	.25	(.43)	(.18)	(.23)	(.01)	(.24)	9.77	(1.78)[6]	105	.47	[6]	.37	[6]	2.55	[6]
Class R-1:
12/31/2016[4,9]	10.19	.25	(.43)	(.18)	(.23)	(.01)	(.24)	9.77	(1.77)[6,7]	74	.40	[6,7]	.36	[6,7]	2.49	[6,7]
Class R-2:
12/31/2016[4,9]	10.19	.23	(.43)	(.20)	(.21)	(.01)	(.22)	9.77	(1.99)[6,7]	298	.68	[6,7]	.62	[6,7]	2.34	[6,7]
Class R-2E:
12/31/2016[4,9]	10.19	.25	(.43)	(.18)	(.23)	(.01)	(.24)	9.77	(1.77)[6,7]	24	.39	[6,7]	.35	[6,7]	2.46	[6,7]
Class R-3:
12/31/2016[4,9]	10.19	.25	(.43)	(.18)	(.23)	(.01)	(.24)	9.77	(1.81)[6,7]	43	.46	[6,7]	.41	[6,7]	2.47	[6,7]

See page 22 for footnotes.

American Funds Emerging Markets Bond Fund	21

Financial highlights (continued)

		Income (loss) from investment operations[1]			Dividends and return of capital
Period ended	Net asset value, beginning of period	Net investment income	Net losses on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Return of capital	Total dividends and return of capital	Net asset value, end of period	Total return[2,3]	Net assets, end of period (in thousands)	Ratio of expenses to average net assets before reimburse- ments		Ratio of expenses to average net assets after reimburse- ments[3]		Ratio of net income to average net assets[3]
Class R-4:
12/31/2016[4,9]	$10.19	$.25	$(.43)	$(.18)	$(.23)	$(.01)	$(.24)	$9.77	(1.76)%[6,7]	$24	.39%[6,7]		.35%[6,7]		2.46	[6,7]
Class R-5E:
12/31/2016[4,9]	10.19	.25	(.43)	(.18)	(.23)	(.01)	(.24)	9.77	(1.76)[6]	24	.39	[6]	.35	[6]	2.46	[6]
Class R-5:
12/31/2016[4,9]	10.19	.25	(.43)	(.18)	(.23)	(.01)	(.24)	9.77	(1.76)[6]	24	.38	[6]	.34	[6]	2.47	[6]
Class R-6:
12/31/2016[4,9]	10.19	.25	(.43)	(.18)	(.23)	(.01)	(.24)	9.77	(1.78)[6]	30	.41	[6]	.37	[6]	2.48	[6]

For the period
4/22/2016 to 12/31/2016[4,5]
Portfolio turnover rate for all share classes	43%

[1]	Based on average shares outstanding.
[2]	Total returns exclude any applicable sales charges, including contingent deferred sales charges.
[3]	This column reflects the impact of a reimbursement from CRMC. During the period shown, CRMC reimbursed a portion of miscellaneous fees and expenses.
[4]	Based on operations for the period shown and, accordingly, is not representative of a full year.
[5]	For the period April 22, 2016, commencement of operations, through December 31, 2016.
[6]	Not annualized.
[7]	All or a significant portion of assets in this class consisted of seed capital invested by CRMC and/or its affiliates. Fees for distribution services are not charged or accrued on these seed capital assets. If such fees were paid by the fund on seed capital assets, fund expenses would have been higher and net income and total return would have been lower.
[8]	Annualized.
[9]	This share class was offered beginning July 29, 2016.

See Notes to Financial Statements

22	American Funds Emerging Markets Bond Fund

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of American Funds Emerging Markets Bond Fund:

We have audited the accompanying statement of assets and liabilities of American Funds Emerging Markets Bond Fund (the “Fund”), including the investment portfolio and summary investment portfolio, as of December 31, 2016, and the related statement of operations, changes in net assets and the financial highlights for the period April 22, 2016 (commencement of operations) through December 31, 2016. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of American Funds Emerging Markets Bond Fund as of December 31, 2016, the results of its operations, the changes in its net assets and the financial highlights for the period April 22, 2016 (commencement of operations) through December 31, 2016, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Costa Mesa, California

February 14, 2017

American Funds Emerging Markets Bond Fund	23

Expense example	unaudited

As a fund shareholder, you incur two types of costs: (1) transaction costs, such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads), and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period.

Actual expenses:

The first line of each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:

The second line of each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Notes:

Retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F-1, F-2 and 529-F-1 shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.75% to 1.50% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would be lower by the amount of these fees.

Note that the expenses shown in the table on the following page are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

24	American Funds Emerging Markets Bond Fund

	Beginning account value	Ending account value 12/31/2016	Expenses paid during period*	Annualized expense ratio
Class A - actual return	$1,000.00	$990.93	$5.17	1.03%
Class A - assumed 5% return	1,000.00	1,020.01	5.24	1.03
Class B - actual return†	1,000.00	982.82	3.06	.74
Class B - assumed 5% return†	1,000.00	1,021.48	3.77	.74
Class C - actual return†	1,000.00	979.11	7.13	1.73
Class C - assumed 5% return†	1,000.00	1,016.48	8.79	1.73
Class F-1 - actual return†	1,000.00	981.37	4.54	1.10
Class F-1 - assumed 5% return†	1,000.00	1,019.66	5.60	1.10
Class F-2 - actual return†	1,000.00	981.94	4.13	1.00
Class F-2 - assumed 5% return†	1,000.00	1,020.16	5.09	1.00
Class 529-A - actual return†	1,000.00	981.22	4.79	1.16
Class 529-A - assumed 5% return†	1,000.00	1,019.36	5.90	1.16
Class 529-B - actual return†	1,000.00	981.99	3.92	.95
Class 529-B - assumed 5% return†	1,000.00	1,020.42	4.84	.95
Class 529-C - actual return†	1,000.00	980.06	6.35	1.54
Class 529-C - assumed 5% return†	1,000.00	1,017.44	7.83	1.54
Class 529-E - actual return†	1,000.00	981.06	4.87	1.18
Class 529-E - assumed 5% return†	1,000.00	1,019.26	6.01	1.18
Class 529-F-1 - actual return†	1,000.00	982.18	3.63	.88
Class 529-F-1 - assumed 5% return†	1,000.00	1,020.77	4.48	.88
Class R-1 - actual return†	1,000.00	982.33	3.59	.87
Class R-1 - assumed 5% return†	1,000.00	1,020.82	4.43	.87
Class R-2 - actual return†	1,000.00	980.08	6.10	1.48
Class R-2 - assumed 5% return†	1,000.00	1,017.74	7.53	1.48
Class R-2E - actual return†	1,000.00	982.33	3.47	.84
Class R-2E - assumed 5% return†	1,000.00	1,020.97	4.28	.84
Class R-3 - actual return†	1,000.00	981.88	4.04	.98
Class R-3 - assumed 5% return†	1,000.00	1,020.27	4.99	.98
Class R-4 - actual return†	1,000.00	982.38	3.43	.83
Class R-4 - assumed 5% return†	1,000.00	1,021.02	4.23	.83
Class R-5E - actual return†	1,000.00	982.38	3.43	.83
Class R-5E - assumed 5% return†	1,000.00	1,021.02	4.23	.83
Class R-5 - actual return†	1,000.00	982.44	3.38	.82
Class R-5 - assumed 5% return†	1,000.00	1,021.07	4.18	.82
Class R-6 - actual return†	1,000.00	982.25	3.63	.88
Class R-6 - assumed 5% return†	1,000.00	1,020.77	4.48	.88

*	The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 365 (to reflect the one-half year period).
†	The period for the “annualized expense ratio” and “actual return” line is based on the number of days since the initial sale of the share class on July 29, 2016. The “assumed 5% return” line is based on 184 days.

Tax information	unaudited

We are required to advise you of the federal tax status of certain distributions received by shareholders during the fiscal year. The fund hereby designates the following amounts for the fund’s fiscal year ended December 31, 2016:

Foreign source income	$0.36 per share
U.S. government income that may be exempt from state taxation	0.10%

Individual shareholders should refer to their Form 1099 or other tax information, which was mailed in January 2017, to determine the calendar year amounts to be included on their 2016 tax returns. Shareholders should consult their tax advisors.

American Funds Emerging Markets Bond Fund	25

Board of trustees and other officers

Independent trustees1

Name and year of birth	Year first elected a trustee of the fund[2]	Principal occupation(s) during past five years	Number of portfolios in fund complex overseen by trustee	Other directorships[3] held by trustee
William H. Baribault, 1945	2015	CEO and President, Richard Nixon Foundation; Chairman of the Board and CEO, Oakwood Enterprises (private investment and consulting)	80	General Finance Corporation
James G. Ellis, 1947	2015	Dean and Professor of Marketing, Marshall School of Business, University of Southern California	80	Mercury General Corporation
Leonard R. Fuller, 1946	2015	Private investor; former President and CEO, Fuller Consulting (financial management consulting)	80	None
R. Clark Hooper, 1946 Chairman of the Board (Independent and Non-Executive)	2015	Private investor	80	None
Merit E. Janow, 1958	2015	Dean and Professor, Columbia University, School of International and Public Affairs	79	MasterCard Incorporated; Trimble Inc.
Laurel B. Mitchell, PhD, 1955	2015	Distinguished Professor of Accounting, University of Redlands; former Director, Accounting Program, University of Redlands	76	None
Frank M. Sanchez, 1943	2015	Principal, The Sanchez Family Corporation dba McDonald’s Restaurants (McDonald’s licensee)	76	None
Margaret Spellings, 1957	2015	President, The University of North Carolina; former President, George W. Bush Foundation; former President and CEO, Margaret Spellings & Company (public policy and strategic consulting); former President, U.S. Chamber Foundation and Senior Advisor to the President and CEO, U.S. Chamber of Commerce	81	ClubCorp Holdings, Inc.
Steadman Upham, PhD, 1949	2015	President Emeritus and University Professor, The University of Tulsa	79	None

Interested trustees4,5

Name, year of birth and position with fund	Year first elected a trustee or officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund	Number of portfolios in fund complex overseen by trustee	Other directorships[3] held by trustee
John H. Smet, 1956 Vice Chairman of the Board	2015	Partner — Capital Fixed Income Investors, Capital Research and Management Company; Director, Capital Research and Management Company	22	None
Michael C. Gitlin, 1970	2015	Partner — Capital Fixed Income Investors, Capital Research and Management Company; Director, The Capital Group Companies, Inc.;[6] served as Head of Fixed Income at a large investment management firm prior to joining Capital Research and Management Company in 2015	18	None

The fund’s statement of additional information includes further details about fund trustees and is available without charge upon request by calling American Funds Service Company at (800) 421-4225 or by visiting the American Funds website at americanfunds.com. The address for all trustees and officers of the fund is 333 South Hope Street, Los Angeles, CA 90071, Attention: Secretary.

26	American Funds Emerging Markets Bond Fund

Other officers5

Name, year of birth and position with fund	Year first elected an officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund
Robert H. Neithart, 1965 President	2015	Partner — Capital Fixed Income Investors, Capital Research and Management Company; Chairman of the Board, Capital Strategy Research, Inc.[6]
Kristine M. Nishiyama, 1970 Senior Vice President	2015	Senior Vice President and Senior Counsel — Fund Business Management Group, Capital Research and Management Company; Senior Vice President and General Counsel, Capital Bank and Trust Company[6]
Kirstie Spence, 1973 Senior Vice President	2015	Director, The Capital Group Companies, Inc.;[6]
Director, Capital Research Company;[6]
Vice President and Director, Capital International Limited;[6]
		Partner — Capital Fixed Income Investors, Capital International Limited[6]
Steven I. Koszalka, 1964 Secretary	2015	Vice President — Fund Business Management Group, Capital Research and Management Company
Brian C. Janssen, 1972 Treasurer	2015	Vice President — Investment Operations, Capital Research and Management Company
Jane Y. Chung, 1974 Assistant Secretary	2015	Associate — Fund Business Management Group, Capital Research and Management Company
Dori Laskin, 1951 Assistant Treasurer	2015	Vice President — Investment Operations, Capital Research and Management Company
Gregory F. Niland, 1971 Assistant Treasurer	2015	Vice President — Investment Operations, Capital Research and Management Company

[1]	The term independent trustee refers to a trustee who is not an “interested person” of the fund within the meaning of the Investment Company Act of 1940.
[2]	Trustees and officers of the fund serve until their resignation, removal or retirement.
[3]	This includes all directorships/trusteeships (other than those in the American Funds or other funds managed by Capital Research and Management Company or its affiliates) that are held by each trustee as a trustee or director of a public company or a registered investment company.
[4]	The term interested trustee refers to a trustee who is an “interested person” within the meaning of the Investment Company Act of 1940, on the basis of their affiliation with the fund’s investment adviser, Capital Research and Management Company, or affiliated entities (including the fund’s principal underwriter).
[5]	All of the trustees and/or officers listed, with the exception of Kirstie Spence, are officers and/or directors/trustees of one or more of the other funds for which Capital Research and Management Company serves as investment adviser.
[6]	Company affiliated with Capital Research and Management Company.

American Funds Emerging Markets Bond Fund	27

Office of the fund

6455 Irvine Center Drive
Irvine, CA 92618-4518

Investment adviser

Capital Research and Management Company
333 South Hope Street
Los Angeles, CA 90071-1406

6455 Irvine Center Drive
Irvine, CA 92618-4518

Transfer agent for shareholder accounts

American Funds Service Company
(Write to the address near you.)

P.O. Box 6007
Indianapolis, IN 46206-6007

P.O. Box 2280
Norfolk, VA 23501-2280

Custodian of assets

Bank of New York Mellon
One Wall Street
New York, NY 10286

Counsel

Morgan, Lewis & Bockius LLP
300 South Grand Avenue, 22nd Floor
Los Angeles, CA 90071-3132

Independent registered public accounting firm

Deloitte & Touche LLP
695 Town Center Drive
Suite 1200
Costa Mesa, CA 92626-7188

Principal underwriter

American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1406

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the American Funds website at americanfunds.com.

“American Funds Proxy Voting Procedures and Principles” — which describes how we vote proxies relating to portfolio securities — is available on the American Funds website or upon request by calling AFS. The fund files its proxy voting record with the U.S. Securities and Exchange Commission (SEC) for the 12 months ended June 30 by August 31. The proxy voting record is available free of charge on the SEC website at sec.gov and on the American Funds website.

A complete December 31, 2016, portfolio of American Funds Emerging Markets Bond Fund’s investments is available free of charge by calling AFS or visiting the SEC website (where it is part of Form N-CSR).

American Funds Emerging Markets Bond Fund files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This filing is available free of charge on the SEC website. You may also review or, for a fee, copy this filing at the SEC’s Public Reference Room in Washington, D.C. Additional information regarding the operation of the Public Reference Room may be obtained by calling the SEC’s Office of Investor Education and Advocacy at (800) SEC-0330. Additionally, the list of portfolio holdings is available by calling AFS.

This report is for the information of shareholders of American Funds Emerging Markets Bond Fund, but it also may be used as sales literature when preceded or accompanied by the current prospectus or summary prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after March 31, 2017, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

28	American Funds Emerging Markets Bond Fund

American Funds from Capital Group

The Capital AdvantageSM

Since 1931, American Funds, part of Capital Group, has helped investors pursue long-term investment success. Our consistent approach — in combination with The Capital SystemSM — has resulted in a superior long-term track record.

Aligned with investor success
We base our decisions on a long-term perspective, which we believe aligns our goals with the interests of our clients. Our portfolio managers average 27 years of investment experience, including 22 years at our company, reflecting a career commitment to our long-term approach.[1]

The Capital SystemSM
The Capital System combines individual accountability with teamwork. Funds using The Capital System are divided into portions that are managed independently by investment professionals with diverse backgrounds, ages and investment approaches. An extensive global research effort is the backbone of our system.

American Funds’ superior long-term track record
Equity funds have beaten their Lipper peer indexes in 91% of 10-year periods and 95% of 20-year periods. Fixed income funds have beaten their Lipper indexes in 58% of 10-year periods and 58% of 20-year periods.[2] Fund management fees have been among the lowest in the industry.[3]

[1]	Portfolio manager experience as of December 31, 2015.
[2]	Based on Class A share results for rolling periods through December 31, 2015. Periods covered are the shorter of the fund’s lifetime or since the comparable Lipper index inception date (except Capital Income Builder and SMALLCAP World Fund, for which the Lipper average was used). Expenses differ for each share class, so results will vary.
[3]	On average, our management fees were in the lowest quintile 68% of the time, based on the 20-year period ended December 31, 2015, versus comparable Lipper categories, excluding funds of funds.

Printed on paper containing 10% post-consumer waste. Printed with inks containing soy and/or vegetable oil.

Lit. No. MFGEARX-114-0217P   Litho in USA   CT/UNL-S55935

ITEM 2 – Code of Ethics

The Registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer. The Registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics. Such request can be made to American Funds Service Company at 800/421-9225 or to the Secretary of the Registrant, 333 South Hope Street, Los Angeles, California 90071.

ITEM 3 – Audit Committee Financial Expert

The Registrant’s board has determined that Laurel B. Mitchell, a member of the Registrant’s audit committee, is an “audit committee financial expert” and "independent," as such terms are defined in this Item. This designation will not increase the designee’s duties, obligations or liability as compared to his or her duties, obligations and liability as a member of the audit committee and of the board, nor will it reduce the responsibility of the other audit committee members. There may be other individuals who, through education or experience, would qualify as "audit committee financial experts" if the board had designated them as such. Most importantly, the board believes each member of the audit committee contributes significantly to the effective oversight of the Registrant’s financial statements and condition.

ITEM 4 – Principal Accountant Fees and Services

Registrant:
a) Audit Fees:
2015	None
2016	$28,000

b) Audit-Related Fees:
2015	None
2016	None

c) Tax Fees:
2015	None
2016	None
The tax fees consist of professional services relating to the preparation of the Registrant’s tax returns.

d) All Other Fees:
2015	None
2016	None

Adviser and affiliates (includes only fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the Registrant and were subject to the pre-approval policies described below):
a) Audit Fees:
Not Applicable

b) Audit-Related Fees:
2015	$1,183,000
2016	$1,098,000
The audit-related fees consist of assurance and related services relating to the examination of the Registrant’s transfer agent, principal underwriter and investment adviser conducted in accordance with Statement on Standards for Attestation Engagements Number 16 issued by the American Institute of Certified Public Accountants.

c) Tax Fees:
2015	None
2016	None
The tax fees consist of consulting services relating to the Registrant’s investments.

d) All Other Fees:
2015	$5,000
2016	None
The other fees consist of subscription services related to an accounting research tool.

All audit and permissible non-audit services that the Registrant’s audit committee considers compatible with maintaining the independent registered public accounting firm’s independence are required to be pre-approved by the committee. The pre-approval requirement will extend to all non-audit services provided to the Registrant, the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant. The committee will not delegate its responsibility to pre-approve these services to the investment adviser. The committee may delegate to one or more committee members the authority to review and pre-approve audit and permissible non-audit services. Actions taken under any such delegation will be reported to the full committee at its next meeting. The pre-approval requirement is waived with respect to non-audit services if certain conditions are met. The pre-approval requirement was not waived for any of the non-audit services listed above provided to the Registrant, adviser and affiliates.

Aggregate non-audit fees paid to the Registrant’s auditors, including fees for all services billed to the Registrant, adviser and affiliates that provide ongoing services to the Registrant, were $1,458,000 for fiscal year 2015 and $1,244,000 for fiscal year 2016. The non-audit services represented by these amounts were brought to the attention of the committee and considered to be compatible with maintaining the auditors’ independence.

ITEM 5 – Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 – Schedule of Investments

American Funds Emerging Markets Bond FundSM
Investment portfolio
December 31, 2016
Bonds, notes & other debt instruments 93.90% Bonds & notes of governments & government agencies outside the U.S. 87.02%	Principal amount (000)	Value (000)
Argentina (Central Bank of) 0% 2017	ARS1,225	$76
Argentina (Central Bank of) 0% 2017	595	37
Argentine Republic 21.20% 2018	5,250	338
Argentine Republic 22.75% 2018	4,145	264
Argentine Republic 6.875% 2021[1]	$900	961
Argentine Republic 6.875% 2021	500	534
Argentine Republic 18.20% 2021	ARS3,340	216
Argentine Republic 7.50% 2026[1]	$1,100	1,158
Argentine Republic 15.50% 2026	ARS5,870	359
Argentine Republic 0% 2035	$600	56
Argentine Republic 7.625% 2046[1]	1,000	1,002
Armenia (Republic of) 7.15% 2025[1]	900	949
Brazil (Federative Republic of) 0% 2017	BRL340	96
Brazil (Federative Republic of) 0% 2018	1,700	469
Brazil (Federative Republic of) 10.00% 2018	1,410	429
Brazil (Federative Republic of) 0% 2020	9,500	2,015
Brazil (Federative Republic of) 6.00% 2023[2]	2,998	911
Brazil (Federative Republic of) 10.00% 2023	740	214
Brazil (Federative Republic of) 10.00% 2025	3,625	1,036
Brazil (Federative Republic of) 10.00% 2027	2,510	712
Brazil (Federative Republic of) 6.00% 2055[2]	2,248	716
Colombia (Republic of), Series UVL, 3.50% 2021[2]	COP1,123,552	390
Colombia (Republic of), Series B, 7.00% 2022	316,200	107
Colombia (Republic of), Series B, 7.50% 2026	801,600	276
Cote d’Ivoire (Republic of) 5.375% 2024[1]	$300	290
Cote d’Ivoire (Republic of) 5.75% 2032[3]	294	273
Dominican Republic 7.50% 2021[3]	150	163
Dominican Republic 5.50% 2025	830	804
Dominican Republic 6.875% 2026[1]	600	626
Dominican Republic 6.85% 2045[1]	100	95
Egypt (Arab Republic of) 5.875% 2025	600	547
Ethiopia (Federal Democratic Republic of) 6.625% 2024[1]	550	508
Ethiopia (Federal Democratic Republic of) 6.625% 2024	225	208
Ghana (Republic of) 23.00% 2017	GHS1,000	235
Ghana (Republic of) 23.00% 2017	500	116
Ghana (Republic of) 24.00% 2019	105	26
Ghana (Republic of) 21.00% 2020	590	141
Ghana (Republic of) 24.75% 2021	2,295	631
Ghana (Republic of) 7.875% 2023	$650	643
Ghana (Republic of) 8.125% 2026[1,3]	500	495
Ghana (Republic of) 19.00% 2026	GHS1,230	292
Honduras (Republic of) 8.75% 2020	$200	224
Hungary 5.375% 2024	1,090	1,192
Hungary, Series A, 7.50% 2020	HUF200,700	844
Hungary, Series B, 5.50% 2025	110,900	453
India (Republic of) 7.80% 2021	INR122,800	1,893
India (Republic of) 8.60% 2028	67,200	1,113
American Funds Emerging Markets Bond Fund — Page 1 of 5

Bonds, notes & other debt instruments Bonds & notes of governments & government agencies outside the U.S. (continued)	Principal amount (000)	Value (000)
Indonesia (Republic of) 4.875% 2021[1]	$450	$477
Indonesia (Republic of) 4.75% 2026	400	414
Indonesia (Republic of), Series 69, 7.875% 2019	IDR7,150,000	536
Indonesia (Republic of), Series 70, 8.375% 2024	9,549,000	727
Indonesia (Republic of), Series 72, 8.25% 2036	11,225,000	841
Iraq (Republic of) 5.80% 2028[3]	$250	208
Israel (State of) 5.50% 2042	ILS700	252
Jamaica 8.00% 2039[3]	$130	145
Jordan (Hashemite Kingdom of) 6.125% 2026	200	202
Jordan (Hashemite Kingdom of) 5.75% 2027[1]	300	285
Kazakhstan (Republic of) 5.125% 2025	300	322
Kenya (Republic of) 6.875% 2024	1,225	1,162
Malaysia (Federation of), Series 0215, 3.795% 2022	MYR7,400	1,624
Malaysia (Federation of), Series 0310, 4.498% 2030	285	62
Malaysia (Federation of), Series 0415, 4.254% 2035	1,700	359
Malaysia (Federation of), Series 0615, 4.786% 2035	6,180	1,394
Morocco (Kingdom of) 4.25% 2022	$400	410
Pakistan (Islamic Republic of) 5.50% 2021[1]	700	712
Pakistan (Islamic Republic of) 8.25% 2025	850	933
Paraguay (Republic of) 5.00% 2026[1]	300	306
Peru (Republic of) 6.95% 2031	PEN1,130	344
Philippines (Republic of the) 3.90% 2022	PHP10,000	191
Philippines (Republic of the) 6.25% 2036	20,000	432
Poland (Republic of), Series 0922, 5.75% 2022	PLN3,460	939
Poland (Republic of), Series 0725, 3.25% 2025	3,810	894
Poland (Republic of), Series 0726, 2.50% 2026	3,450	750
Russian Federation 7.50% 2021	RUB119,000	1,899
Russian Federation 7.00% 2023	178,200	2,752
Saudi Arabia (Kingdom of) 3.25% 2026[1]	$200	190
Senegal (Republic of) 6.25% 2024	225	225
South Africa (Republic of), Series R-2023, 7.75% 2023	ZAR37,645	2,630
South Africa (Republic of), Series R-214, 6.50% 2041	19,300	1,001
South Africa (Republic of), Series R-2048, 8.75% 2048	7,600	506
Thailand (Kingdom of) 2.55% 2020	THB38,100	1,086
Trinidad & Tobago (Republic of) 4.50% 2026[1]	$200	197
Turkey (Republic of) 10.50% 2020	TRY1,900	541
Turkey (Republic of) 9.50% 2022	1,000	268
Turkey (Republic of) 9.00% 2024	1,925	490
Turkey (Republic of) 8.00% 2025	1,600	380
Turkey (Republic of) 4.875% 2026	$600	557
Turkey (Republic of) 10.60% 2026	TRY500	138
United Mexican States 2.00% 2022[2]	MXN713	182
United Mexican States 3.625% 2022	$1,040	1,045
United Mexican States 4.50% 2025[2]	MXN13,361	724
United Mexican States 4.125% 2026	$325	323
United Mexican States 4.60% 2046	200	180
United Mexican States 4.35% 2047	200	172
United Mexican States, Series M, 6.50% 2021	MXN22,000	1,036
United Mexican States, Series M, 5.75% 2026	39,000	1,672
United Mexican States, Series M30, 10.00% 2036	3,500	206
Venezuela (Bolivarian Republic of) 12.75% 2022[3]	$55	34
Venezuela (Bolivarian Republic of) 8.25% 2024	140	66
Venezuela (Bolivarian Republic of) 7.65% 2025	60	28
Venezuela (Bolivarian Republic of) 11.75% 2026	100	57
Venezuela (Bolivarian Republic of) 9.25% 2027	650	333
American Funds Emerging Markets Bond Fund — Page 2 of 5

Bonds, notes & other debt instruments Bonds & notes of governments & government agencies outside the U.S. (continued)	Principal amount (000)	Value (000)
Venezuela (Bolivarian Republic of) 9.25% 2028	$30	$14
Venezuela (Bolivarian Republic of) 11.95% 2031[3]	135	76
Venezuela (Bolivarian Republic of) 9.375% 2034	20	9
Venezuela (Bolivarian Republic of) 7.00% 2038	400	170
Zambia (Republic of) 5.375% 2022	200	182
Zambia (Republic of) 8.50% 2024	700	688
		60,111
Corporate bonds & notes 6.59% Energy 5.16%
Ecopetrol SA 5.375% 2026	275	274
Petrobras Global Finance Co. 5.875% 2022	€100	112
Petrobras Global Finance Co. 4.375% 2023	$175	153
Petrobras Global Finance Co. 6.25% 2024	25	24
Petrobras Global Finance Co. 5.625% 2043	525	391
Petrobras Global Finance Co. 6.85% 2115	300	245
Petróleos Mexicanos 6.375% 2021	150	160
Petróleos Mexicanos 5.375% 2022[1]	175	179
Petróleos Mexicanos 7.19% 2024	MXN5,370	221
Petróleos Mexicanos 6.875% 2026	$600	635
Petróleos Mexicanos 5.50% 2044	16	13
Petróleos Mexicanos 5.625% 2046	375	313
Petróleos Mexicanos 6.75% 2047[1]	31	29
YPF SA 8.50% 2025	800	813
		3,562
Materials 0.53%
Vale Overseas Ltd. 6.25% 2026	96	100
Vale Overseas Ltd. 6.875% 2036	95	94
Vale Overseas Ltd. 6.875% 2039	176	172
		366
Telecommunication services 0.51%
Digicel Group Ltd. 7.125% 2022	450	351
Consumer discretionary 0.37%
VTR Finance BV 6.875% 2024[1]	250	259
Utilities 0.02%
Enersis Américas SA 4.00% 2026	15	14
Total corporate bonds & notes		4,552
U.S. Treasury bonds & notes 0.29% U.S. Treasury 0.29%
U.S. Treasury 0.75% 2017[4]	200	200
Total U.S. Treasury bonds & notes		200
Total bonds, notes & other debt instruments (cost: $66,223,000)		64,863
American Funds Emerging Markets Bond Fund — Page 3 of 5

Short-term securities 6.28%	Principal amount (000)	Value (000)
Argentina (Central Bank of) 0% due 1/18/2017	$610	$38
Bank of Tokyo-Mitsubishi UFJ, Ltd. 0.63% due 1/6/2017	1,300	1,300
General Electric Co. 0.60% due 1/3/2017	1,500	1,500
John Deere Canada ULC 0.71% due 1/6/2017[1]	1,500	1,500
Total short-term securities (cost: $4,339,000)		4,338
Total investment securities 100.18% (cost: $70,562,000)		69,201
Other assets less liabilities (0.18)%		(125)
Net assets 100.00%		$69,076
Forward currency contracts

The fund has entered into forward currency contracts as shown in the following table. The average month-end notional amount of open forward currency contracts while held was $2,162,000.
	Settlement date	Counterparty	Contract amount		Unrealized appreciation (depreciation) at 12/31/2016 (000)
			Receive (000)	Deliver (000)
Purchases:
Mexican pesos	2/17/2017	Bank of America, N.A.	MXN1,997	$95	$1
Thai baht	1/26/2017	UBS AG	THB6,925	$194	(1)
					$—
Sales:
Brazilian reais	10/2/2017	Citibank	$81	BRL305	$(6)
Euros	1/11/2017	Citibank	$112	€105	1
Ghanaian cedi	2/17/2017	Citibank	$271	GHS1,115	20
Indian rupees	1/20/2017	Bank of America, N.A.	$690	INR47,000	(1)
Israeli shekels	1/26/2017	HSBC Bank	$137	ILS530	(1)
South African rand	1/20/2017	Bank of America, N.A.	$403	ZAR5,500	4
					$17
Forward currency contracts — net					$17
Interest rate swaps

The fund has entered into interest rate swaps as shown in the following table. The average month-end notional amount of interest rate swaps while held was $1,687,000.
Pay/receive fixed rate	Clearinghouse	Floating rate index	Fixed rate	Expiration date	Notional (000)	Unrealized (depreciation) appreciation at 12/31/2016 (000)
Receive	CME	28-day MXN-TIIE	7.305%	11/9/2021	MXN1,800	$(1)
Pay	LCH	3-month USD-LIBOR	1.992	11/14/2026	$1,600	48
						$47

[1]	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $10,218,000, which represented 14.79% of the net assets of the fund.
[2]	Index-linked bond whose principal amount moves with a government price index.
[3]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[4]	A portion of this security was pledged as collateral. The total value of pledged collateral was $105,000, which represented .15% of the net assets of the fund.

American Funds Emerging Markets Bond Fund — Page 4 of 5

Key to abbreviations and symbol
ARS = Argentine pesos	IDR = Indonesian rupiah	PEN = Peruvian nuevos soles
BRL = Brazilian reais	ILS = Israeli shekels	PHP = Philippine pesos
CME = CME Group	INR = Indian rupees	PLN = Polish zloty
COP = Colombian pesos	LCH = LCH.Clearnet	RUB = Russian rubles
€ = Euros	LIBOR = London Interbank Offered Rate	THB = Thai baht
GHS = Ghanaian cedi	MXN = Mexican pesos	TIIE = Equilibrium Interbank Interest Rate
HUF = Hungarian forints	MYR = Malaysian ringgits	TRY = Turkish lira
ZAR = South African rand
Refer to the fund’s current shareholder report for additional disclosures.
Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.
Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the American Funds website at americanfunds.com.
MFGEFPX-114-0217O-S58238	American Funds Emerging Markets Bond Fund — Page 5 of 5

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of

American Funds Emerging Markets Bond Fund:

We have audited the accompanying statement of assets and liabilities of American Funds Emerging Markets Bond Fund (the “Fund”), including the summary schedule of investments, as of December 31, 2016, and the related statements of operations, changes in net assets and financial highlights for the period April 22, 2016 (commencement of operations) through December 31, 2016, (the financial statements and financial highlights are included in Item 1 of this Form N-CSR), and the schedule of investments in securities as of December 31, 2016 (included in Item 6 of this Form N-CSR). These financial statements, financial highlights, and schedule of investments in securities are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements, financial highlights, and schedule of investments in securities based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements, financial highlights, and schedule of investments in securities are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and schedule of investments in securities, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements, financial highlights, and schedule of investments in securities referred to above present fairly, in all material respects, the financial position of American Funds Emerging Markets Bond Fund as of December 31, 2016, and the results of its operations, changes in its net assets and the financial highlights for the period April 22, 2016 (commencement of operations) through December 31, 2016, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Costa Mesa, California

February 14, 2017

ITEM 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 8 – Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees since the Registrant last submitted a proxy statement to its shareholders. The procedures are as follows. The Registrant has a nominating and governance committee comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of trustees. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating and governance committee of the Registrant, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the nominating and governance committee.

ITEM 11 – Controls and Procedures

(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)	There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12 – Exhibits

(a)(1)	The Code of Ethics that is the subject of the disclosure required by Item 2 is attached as an exhibit hereto.

(a)(2)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940 and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMERICAN FUNDS EMERGING MARKETS BOND FUND

By /s/ Robert H. Neithart
Robert H. Neithart, President and Principal Executive Officer

Date: February 28, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By /s/ Robert H. Neithart
Robert H. Neithart, President and Principal Executive Officer

Date: February 28, 2017

By /s/ Brian C. Janssen
Brian C. Janssen, Treasurer and Principal Financial Officer

Date: February 28, 2017